UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 2007

                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


 DELAWARE                       1-2207                       38-0471180
 -----------------              --------------               --------------
 (State or Other                (Commission                  (I.R.S. Employer
 Jurisdiction of                File Number)                 Identification No.)
 Incorporation)

 280 Park Avenue
 New York, NY                                              10017
 ------------------------------------------------------------------------------
 (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 451-3000

                                       N/A
 ------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.        Financial Statements and Exhibits.

(d)    Exhibits

10.1 Assignment and Assumption of Lease, dated as of June 30, 2007, between Triarc Companies, Inc. and Trian Fund Management, L.P.,

10.2 Bill of Sale dated July 31, 2007 by Triarc Companies, Inc. to Trian Fund Management, L.P

10.3 Settlement Agreement and Mutual Release, dated as of July __, 2007, by and among Triarc Companies, Inc., Arby's Restaurant Group, Inc., Arby's Restaurant, LLC and Russell V. Umphenour, Jr., Dennis E. Cooper and J. Russell Welch, as the RTM Representatives

10.4 Agreement of Sublease between Triarc Companies, Inc. and Trian Fund Management, L.P.

10.5 Form of Aircraft Time Sharing Agreement between Triarc Companies, Inc. and each of Trian Fund Management, L.P., Nelson Peltz, Peter W. May and Edward P. Garden.

10.6 Form of Aircraft Time Sharing Agreement between 280 Holdings, LLC and each of Trian Fund Management, L.P., Nelson Peltz, Peter W. May and Edward P. Garden.

10.7 Letter Agreement dated August 6, 2007 between Triarc Companies, Inc. and Trian Fund Management, L.P.

10.8 Letter Agreement dated August 8, 2007 among Deerfield & Company, LLC, Deerfield Triarc Capital Corp., DFR Merger Company, LLC and Triarc Companies, Inc., as sellers' representative.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TRIARC COMPANIES, INC.


                                     By:/s/STUART ROSEN
                                        -------------------------------------
                                        Stuart I. Rosen
                                        Senior Vice President and
                                        Secretary

Dated: August 10, 2007

                                  EXHIBIT INDEX

Exhibit                   Description

10.1 Assignment and Assumption of Lease, dated as of June 30, 2007, between Triarc Companies, Inc. and Trian Fund Management, L.P.,

10.2 Bill of Sale dated July 31, 2007 by Triarc Companies, Inc. to Trian Fund Management, L.P

10.3 Settlement Agreement and Mutual Release, dated as of July __, 2007, by and among Triarc Companies, Inc., Arby's Restaurant Group, Inc., Arby's Restaurant, LLC and Russell V. Umphenour, Jr., Dennis E. Cooper and J. Russell Welch, as the RTM Representatives

10.4 Agreement of Sublease between Triarc Companies, Inc. and Trian Fund Management, L.P.

10.5 Form of Aircraft Time Sharing Agreement between Triarc Companies, Inc. and each of Trian Fund Management, L.P., Nelson Peltz, Peter W. May and Edward P. Garden.

10.6 Form of Aircraft Time Sharing Agreement between 280 Holdings, LLC and each of Trian Fund Management, L.P., Nelson Peltz, Peter W. May and Edward P. Garden.

10.7 Letter Agreement dated August 6, 2007 between Triarc Companies, Inc. and Trian Fund Management, L.P.

10.8 Letter Agreement dated August 8, 2007 among Deerfield & Company, LLC, Deerfield Triarc Capital Corp., DFR Merger Company, LLC and Triarc Companies, Inc., as sellers' representative.